Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly report on Form 10-QSB of Globus International Resources Corp(the "Company") for the three months ended December 31, 2004(the "Report"), the undersigned each hereby certifies that(1)the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended;and (2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: January 26, 2005      /s/ YURY GREENE
                             ------------------------
                             Yury Greene
                             Chief Executive Officer


Dated: January 26, 2005      /s/ HERMAN ROTH
                             ------------------------
                             Herman Roth
                             Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company, and forwarded to the Securities and Exchange Commission or its staff upon request.

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